ADVANCED SERIES TRUST

AST T. Rowe Price Natural Resources Portfolio

Supplement dated June 14, 2022 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST T. Rowe Price Natural Resources Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust recently approved amending the subadvisory agreement among PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) with T. Rowe Price Associates (T. Rowe Price) to reflect a new subadvisory fee schedule for the Portfolio. In addition, the Manager has agreed to an additional management fee waiver for the Portfolio.

To reflect these changes, the SAI is hereby revised as follows, effective immediately:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST T. Rowe Price Natural Resources Portfolio

The Manager has contractually agreed to waive 0.112% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/ reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST T. Rowe Price Natural Resources Portfolio	T. Rowe Price Associates

0.55% of average daily net assets to $50 million;

When Portfolio average daily net assets exceed $50 million:

0.50% of average daily net assets to $500 million;

When Portfolio average daily net assets exceed $500 million:

0.425% of average daily net assets up to $500 million;

0.375% of average daily net assets above $500 million to $1 billion;

When Portfolio average daily net assets exceed $1 billion:

0.375% of average daily net assets

III.

The section in Part I of the SAI entitled “Aggregation Notes to Subadviser Fee Rate Table” is hereby revised by adding the additional information pertaining to T. Rowe Price for the Portfolio with the information set forth below:

For purposes of calculating the subadvisory fee payable to T. Rowe Price, assets of the AST T. Rowe Price Natural Resources will be aggregated with assets of the PSF Natural Resources Portfolio for purposes of calculating the effective subadvisory fee rate.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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